2. SIGNIFICANT ACCOUNTING POLICIES (Details 3) - USD ($) $ in Thousands	Sep. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Significant Accounting Policies Details 2
Accrued compensation	$ 1,521	$ 1,235	$ 447
Accrued professional fees	79	154	203
Deferred rent	19	36	54
Accrued warranty	63	82	119
Accrued vacation	183	177	144
Accrued interest	65	0	0
Accrued dividends	266	0	0
Other accrued expenses	112	223	48
Total	$ 2,308	$ 1,907	$ 1,015